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                                                                    EXHIBIT 99.1

                                  AMENDMENT TO
                               SEVERANCE AGREEMENT


         WHEREAS, OCEAN ENERGY, INC., a Texas corporation, formerly known as Seagull Energy Corporation (the "Company") and JAMES T. HACKETT ("Executive") have heretofore entered into a Severance Agreement (the "Agreement"), which was effective as of August 25, 1998; and

         WHEREAS, the Company and Executive previously amended the Agreement in certain respects, contingent on, and effective upon, the merger of Ocean Energy, Inc., a Delaware corporation, with and into Company, which was consummated on March 30, 1999 (the "Merger"); and

         WHEREAS, in connection with the Merger, Company amended its Articles of Incorporation to change its name to "Ocean Energy, Inc.;" and

         WHEREAS, the Company and Executive desire to further amend the Agreement;

         NOW, THEREFORE, the Company and Executive agree that the Agreement shall be amended as follows, effective as of December 15, 1999:

         1. References in the Agreement to "Seagull Energy Corporation" shall be deemed to be references to "Ocean Energy, Inc."

         2. Paragraph 1(a)(v) of the Agreement shall be deleted and the following shall be substituted therefor:

                  "(v) A termination encompassed by Paragraph 2.3(i) of the Employment Agreement between the Company and Executive dated September 16, 1998, as amended (the 'Employment Agreement')."

         3. Paragraph 1(d) of the Agreement shall be deleted and the following shall be substituted therefor:

                  "(d)     'COMPENSATION' shall mean the greater of:

                           (i) Executive's annual salary plus his Targeted
                  Incentive Award immediately prior to the date on which a Change of Control occurs, or

                           (ii) Executive's annual salary plus his Targeted
                  Incentive Award at the time of his Involuntary Termination."

         4. Paragraph 1(e) of the Agreement shall be deleted.

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         5. Paragraph 1(h) of the Agreement shall be deleted and the following shall be substituted therefor:

                  "(h) 'SEVERANCE AMOUNT' shall mean an amount equal to 2.99 times Executive's Compensation, reduced by the present value of any salary continuation or bonus amounts payable to Executive under the Employment Agreement or any successor thereto. Such present value shall be determined using the rate of interest referred to in Paragraph 4 hereof as of the last day of Executive's employment with the Company."

         6. Paragraph 1(i) of the Agreement shall be deleted and the following shall be substituted therefor:

                  "(i) 'TARGETED INCENTIVE AWARD' shall mean Executive's Incentive Target as set forth in the Employment Agreement, expressed as a dollar amount based on such Executive's annual salary for such year."

         7. Paragraph 3(b) of the Agreement shall be deleted and the following shall be substituted therefor:

                  "(b) Further, if Executive's Involuntary Termination occurs on or after the date Executive's annual bonus has been determined in accordance with the Employment Agreement, but prior to the date such annual bonus is paid, Executive shall receive an additional lump sum cash payment in an amount equal to his Targeted Incentive Award."

         8. As amended hereby, the Agreement is specifically ratified and reaffirmed.

         EXECUTED effective as of December 15, 1999.

                                    "EXECUTIVE"

                                    /s/ JAMES T. HACKETT
                                    -----------------------------
                                    JAMES T. HACKETT

                                    "COMPANY"

                                    OCEAN ENERGY, INC.


                                    BY: /s/ WILLIAM L. TRANSIER
                                       -----------------------------------------
                                    NAME: William L. Transier
                                    TITLE: Executive Vice President and
                                           Chief Financial Officer